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Exhibit 99.1

FIRST SUPPLEMENTAL INDENTURE

        THIS FIRST SUPPLEMENTAL INDENTURE dated as of June 1, 2005 (this "Supplemental Indenture"), is entered into by and among McDATA Corporation, a Delaware corporation ("McDATA"), Computer Network Technology Corporation, a Minnesota corporation (the "Company"), and U.S. Bank National Association, a national banking association, as trustee (the "Trustee"). Capitalized terms used herein and not otherwise defined have the meanings set forth in the Indenture referred to below.

RECITALS

        A.    The Company has heretofore executed and delivered to the Trustee an indenture dated as of February 20, 2002 (the "Indenture"), providing for the issuance of 3.00% Convertible Subordinated Notes due 2007 of the Company (the "Securities").

        B.    The Company has entered into an Agreement and Plan of Merger dated as of January 17, 2005, by and among McDATA, Condor Acquisition, Inc., a Minnesota corporation and a wholly-owned subsidiary of McDATA ("Merger Sub"), and the Company (the "Merger Agreement"), providing for the merger of Merger Sub with and into the Company with the Company as the surviving corporation and a wholly-owned subsidiary of McDATA (the "Merger").

        C.    Pursuant to Section 2.02(a) of the Merger Agreement, at the effective time of the Merger, each outstanding share of the Company's Common Stock, $0.01 par value per share ("Company Stock"), shall be converted into the right to receive 1.3 shares of McDATA's Class A Common Stock, $0.01 par value per share ("McDATA Stock") together with cash in lieu of fractional shares).

        D.    Pursuant to Section 4.11 of the Indenture, as a condition precedent to any merger effecting a change in the kind and amount of shares and other property issuable upon the conversion of the Securities, the Company and McDATA shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding shall have the right to convert such Security into such other securities and property receivable in the merger by a holder of Company Stock.

        E.    In accordance with Section 11.1(a) of the Indenture the Company and the Trustee may amend or supplement the Indenture or the Securities to comply with Section 4.11 without notice to or consent of any Securityholder.

        F.     The Company and McDATA desire and have requested the Trustee to enter into this Supplemental Indenture for the purpose of amending the Indenture to provide that, upon conversion of the Securities under the Indenture, a Holder of Securities will receive McDATA Stock in lieu of Company Stock to which such Holder otherwise would have been entitled upon conversion.

        G.    McDATA has agreed to become a co-obligor with respect to the Securities by assuming the guaranty obligation set forth in Article Three of this Supplemental Indenture.

        H.    Each of the Company and McDATA has duly authorized the execution and delivery of this Supplemental Indenture.

        NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby covenant and agree for the equal and ratable benefit of the Holders of the Securities as follows:

ARTICLE ONE
RELATION TO INDENTURE; DEFINITIONS

        Section 1.01 Relation to Indenture. This Supplemental Indenture constitutes an integral part of the Indenture. In the event of inconsistencies between the Indenture and this Supplemental Indenture, the terms of this Supplemental Indenture shall govern.

        Section 1.02. Definitions. The definitions of "Board of Directors", "Common Stock", "Officer" and "Officers' Certificate" in Section 1.1 of the Indenture is hereby amended and restated in its entirety to read as follows:

          "Board of Directors" means the Board of Directors of the Company (or where so specified, of McDATA Corporation ("McDATA")) or any authorized committee of such Board of Directors.

          "Common Stock" means the Class A common stock of McDATA, par value $0.01 per share, as it exists on the date of the First Supplemental Indenture, and any shares of any class or classes of Capital Stock of McDATA resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of McDATA and which are not subject to redemption by McDATA; provided, however, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable on conversion of Securities shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

          "Officer" means the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Controller, the Secretary or any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company (or where so specified, of McDATA).

          "Officers' Certificate" means a certificate signed by two Officers; provided, however, that for purposes of Sections 4.11 and 6.3, "Officers' Certificate" means a certificate signed by the principal executive officer, principal financial officer or principal accounting officer of the Company (or where so specified, of McDATA) and by one other Officer.

ARTICLE TWO
AMENDMENTS

        Section 2.01 Conversion. Article IV of the Indenture is hereby amended and restated in its entirety to read as set forth on Annex A hereto.

        Section 2.02 Consolidation, Etc., on Certain Terms. Section 7.1 of the Indenture is hereby amended and restated to read as follows:

        Section 7.1 Company and McDATA May Consolidate, Etc., Only on Certain Terms

          Neither the Company nor McDATA shall consolidate with or merge into any other Person (in a transaction in which the Company or McDATA, as the case may be, is not the surviving

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  corporation) or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

          (1)   in case the Company shall consolidate with or merge into another Person (in a transaction in which the Company is not the surviving corporation) or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, limited liability company, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and the conversion rights shall be provided for in accordance with Article IV, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee, by the Person (if other than the Company) formed by such consolidation or into which the Company shall have been merged or by the Person which shall have acquired the Company's assets;

          (2)   in case McDATA shall consolidate with or merge into another Person (in a transaction in which McDATA is not the surviving corporation) or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which McDATA is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of McDATA substantially as an entirety shall be a corporation, limited liability company, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the obligations of McDATA under the guaranty set forth in Article Three of the First Supplemental Indenture dated as of June 1, 2005, and assume the performance or observance of every covenant of this Indenture on the part of McDATA to be performed or observed by it and the conversion rights shall be provided for in accordance with Article IV, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee, by the Person (if other than McDATA) formed by such consolidation or into which McDATA shall have been merged or by the Person which shall have acquired McDATA's assets;

          (3)   immediately after giving effect to such transaction in clause (1) or (2) of this Section 7.1, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

          (4)   the Company or McDATA, as the case may be, has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article VII and that all conditions precedent herein provided for relating to such transaction have been complied with.

        Section 2.03 Successor Substituted. Section 7.2 of the Indenture is hereby amended and restated in its entirety to read as follows:

          Upon any consolidation of the Company or McDATA with, or merger of the Company or McDATA into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company or McDATA substantially as an entirety in accordance with Section 7.1, the successor Person formed by such consolidation or into which the Company or McDATA is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or McDATA, as the case may be, under this

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  Indenture with the same effect as if such successor Person had been named as the Company or McDATA herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities."

        Section 2.04 Events of Default. Section 8.1 of the Indenture is hereby amended to add new clauses (6) and (7) to read as follows:

          (6)   McDATA pursuant to or within the meaning of any Bankruptcy Law:

            (i)    commences a voluntary case or proceeding;

            (ii)   consents to the entry of an order for relief against it in an involuntary case or proceeding;

            (iii)  consents to the appointment of a Custodian of it or for all or substantially all of its property; or

            (iv)  makes a general assignment for the benefit of its creditors; or

          (7)   a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

            (i)    is for relief against McDATA in an involuntary case or proceeding;

            (ii)   appoints a Custodian of McDATA or for all or substantially all of the property of McDATA; or

            (iii)  orders the liquidation of McDATA;

        Section 2.05 No Recourse Against Others. Section 13.10 of the Indenture is hereby amended and restated in its entirety to read as follows:

          All liability described in paragraph 18 of the Securities of any director, officer, employee or shareholder, as such, of the Company or McDATA is waived and released.

        Section 2.06 Form of Security. Annex B of the Indenture is amended and restated in its entirety in the form attached to this Supplemental Indenture. Upon the execution of this Supplemental Indenture, the Company shall execute and the Trustee shall authenticate and deliver, Securities in the form set forth in Annex B, in substitution for, Securities then outstanding and all Securities presented or delivered to the Trustee on and after the date hereof shall be in the form of Annex B attached hereto to give effect to this Supplemental Indenture.

        The Trustee shall not at any time be under any responsibility to acquire or cause any Security now or hereafter outstanding to be presented or delivered to it for any purposes provided for in this Section 2.06.

ARTICLE THREE
MCDATA GUARANTY

        Section 3.01 McDATA Guaranty.

        (a)   Subject to the provisions of this Article Three, McDATA fully and unconditionally guarantees to each Holder of Securities hereunder and to the Trustee on behalf of the Holders: (1) the due and punctual payment of the principal of, premium, if any, and interest on each Security, when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, all in accordance with the terms of the Security and the Indenture and (2) in the case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due in accordance with the terms of the extension or renewal, at the stated

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maturity, by acceleration or otherwise, subject, however, in the case of clauses (1) and (2) above, to the limitations set forth in the next succeeding paragraph (the "McDATA Guaranty").

        (b)   McDATA hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a Holder to pursue any right or take any action (including, without limitation, a presentment, protest, demand for payment, notice of dishonor or any other notice) against the Company, the benefit of discussion, protest or notice with respect to any such Security or the debt evidenced thereby and all demands whatsoever (except as specified above), and covenants that the McDATA Guaranty will not be discharged as to any such Security except by payment in full of the principal thereof and interest thereon or as provided in Section 10.1 of the Indenture. In the event of any declaration of acceleration of such obligations as provided in Article 8 of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by McDATA for the purposes of this Article Three. In addition, without limiting the foregoing provisions, upon the effectiveness of an acceleration under Article 8 of the Indenture, the Trustee shall promptly make a demand for payment on the Securities under the McDATA Guaranty provided for in this Article Three.

        (c)   If the Trustee or any Holder is required by any court or otherwise to return to the Company or McDATA, or any custodian, receiver, liquidator, trustee, sequestrator or other similar official acting in relation to the Company or McDATA, any amount paid to the Trustee or such Holder in respect of a Security, the McDATA Guaranty, to the extent theretofore discharged, shall be reinstated in full force and effect. McDATA further agrees, to the fullest extent that it may lawfully do so, that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, the maturity of the obligations guarantied hereby may be accelerated as provided in Article 8 of the Indenture for the purposes of the McDATA Guaranty, notwithstanding any stay, injunction or other prohibition extant under any applicable bankruptcy law preventing such acceleration in respect of the obligations guarantied hereby.

        (d)   McDATA shall be subrogated to the rights of the Holders of any Security against the Company but only to the extent and in the amount that a joint and several obligor with the Company would be entitled to contribution from the Company, in respect of any amount paid by McDATA to any Holder pursuant to the provisions of the McDATA Guaranty; provided, that McDATA shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of, premium, if any, and interest on all the Securities shall have been paid in full.

        (e)   The Company shall have a right of contribution against McDATA in respect of any amounts paid by the Company to any Holder pursuant to the Securities and this Supplemental Indenture but only to the extent and in the amount that a joint and several obligor with McDATA would be entitled to contribution from McDATA.

        Section 3.02 Notice to Trustee; Events of Default. McDATA shall give prompt written notice to the Trustee of any fact known to McDATA that would prohibit the making of any payment to or by the Trustee in respect of the McDATA Guaranty pursuant to the provisions of this Article Three. The failure to make a payment on account of principal of, premium, if any, or interest on the Securities by reason of any provision of Sections 3.01 and 3.02 of this Supplemental Indenture will not be construed as preventing the occurrence of an Event of Default.

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ARTICLE FOUR
MISCELLANEOUS

        Section 4.01 Notices. Any notice, request or communication shall be given in writing and delivered in person or mailed by first-class mail, postage prepaid, addressed as follows:

        If to the Company:

    Computer Network Technology Corporation
    6000 Nathan Lane North
    Plymouth, Minnesota 55442
    Attention: President

        If to McDATA:

    McDATA Corporation
    380 Interlocken Crescent
    Broomfield, Colorado 80021
    Attention: General Counsel

        If to the Trustee:

    U.S. Bank National Association
    EP-MN-WS3C
    60 Livingston Avenue
    St. Paul, Minnesota 55107
    Attention: Corporate Trust Group

        Such notices or communications shall be effective when received. The Company, McDATA or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

        4.02 Confirmation of Original Indenture. Except as amended and supplemented hereby, the Indenture is hereby ratified, confirmed and reaffirmed in all respects. The Indenture and this Supplemental Indenture shall be read, taken and construed as one and the same instrument.

        4.03 GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

        4.04 Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

        4.05 Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

        4.06 Separability Clause. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        4.07 The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by McDATA and the Company.

[Remainder of Page Intentionally Left Blank]

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        IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

Dated: June 1, 2005

COMPUTER NETWORK TECHNOLOGY CORPORATION
By:	/s/ GREGORY T. BARNUM Name: Gregory T. Barnum Title: Chief Financial Officer
MCDATA CORPORATION
By:	/s/ THOMAS O. MCGIMPSEY Name: Thomas O. McGimpsey Title: Vice President and General Counsel
U.S. BANK NATIONAL ASSOCIATION, as Trustee
By:	/s/ R. PROKOSCH

Signature Page to the First Supplemental Indenture
(3.00% Convertible Subordinated Notes)

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ANNEX A

ARTICLE IV
CONVERSION

Section 4.1 Conversion Privilege

        (a)   Subject to and upon compliance with the provisions of this Article IV, at the option of the Holder, any Security or any portion of the principal amount thereof which is an integral multiple of $1,000 may be converted at the principal amount thereof, or of such portion thereof, into duly authorized, fully paid and nonassessable shares of Common Stock, at the Conversion Price, determined as hereinafter provided, in effect at the time of conversion; provided, however, that if such Security is called for redemption pursuant to Article III or submitted or presented for repurchase pursuant to Article XII, such conversion right shall terminate at the close of business on the second Business Day immediately preceding the Redemption Date or Change in Control Repurchase Date, as the case may be, for such Security or such earlier date as the Holder presents such Security for redemption or for purchase (unless the Company shall default in making the Redemption Price or Change in Control Repurchase Price payment when due, in which case the conversion right shall terminate at the close of business on the date such default is cured and such Security is redeemed or purchased, as the case may be). If such Security is submitted or presented for purchase pursuant to Article III or Article XII and is then subsequently withdrawn, such conversion right shall no longer be terminated, and the Holder of such Security may convert such Security pursuant to this Section 4.1. The number of shares of Common Stock issuable upon conversion of a Security shall be determined by dividing the principal amount of the Security or portion thereof surrendered for conversion by the Conversion Price in effect on the Conversion Date. The Conversion Price is set forth in paragraph 8 of the Securities and is subject to adjustment as provided in this Article IV.

        Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of a Security.

        A Security in respect of which a Holder has delivered a Change in Control Repurchase Notice pursuant to Section 12.1(c) exercising the option of such Holder to require the Company to purchase such Security may be converted only if such Change in Control Repurchase Notice is withdrawn by a written notice of withdrawal delivered to a Paying Agent prior to the close of business on the Business Day immediately preceding the Change in Control Repurchase Date in accordance with Section 12.2.

        A Holder of Securities is not entitled to any rights of a holder of Common Stock until such Holder has converted its Securities to Common Stock, and only to the extent such Securities are deemed to have been converted into Common Stock pursuant to this Article IV.

Section 4.2 Conversion Procedure

        To convert a Security, a Holder must (a) complete and manually sign the conversion notice on the back of the Security and deliver such notice to a Conversion Agent, (b) surrender the Security to a Conversion Agent, (c) furnish appropriate endorsements and transfer documents if required by a Registrar or a Conversion Agent, and (d) pay any transfer or similar tax, if required. The date on which the Holder satisfies all of those requirements is the "Conversion Date." As soon as practicable after the Conversion Date, the Company shall deliver to the Holder through a Conversion Agent a certificate for the number of whole shares of Common Stock issuable upon the conversion and cash in lieu of any fractional shares pursuant to Section 4.3. Anything herein to the contrary notwithstanding, in the case of Global Securities, conversion notices may be delivered and such Securities may be surrendered for conversion in accordance with the Applicable Procedures as in effect from time to time.

        The person in whose name the Common Stock certificate is registered shall be deemed to be a shareholder of record on the Conversion Date; provided, however, that no surrender of a Security on any date when the stock transfer books of McDATA shall be closed shall be effective to constitute the person or persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; provided, further, that such conversion shall be at the Conversion Price in effect on the Conversion Date as if the stock transfer books of McDATA had not been closed. Upon conversion of a Security, such person shall no longer be a Holder of such Security. No payment or adjustment will be made for dividends or distributions on shares of Common Stock issued upon conversion of a Security.

        Securities so surrendered for conversion (in whole or in part) during the period from the close of business on any regular record date to the opening of business on the next succeeding interest payment date (excluding Securities or portions thereof called for redemption on a Redemption Date during the period beginning at the close of business on a regular record date and ending at the opening of business on the first Business Day after the next succeeding interest payment date, or if such interest payment date is not a Business Day, the second such Business Day) shall also be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such interest payment date on the principal amount of such Security then being converted, and such interest shall be payable to such registered Holder notwithstanding the conversion of such Security, subject to the provisions of this Indenture relating to the payment of defaulted interest by the Company. Except as otherwise provided in this Section 4.2, no payment or adjustment will be made for accrued interest on a converted Security. If the Company defaults in the payment of interest payable on such interest payment date, the Company shall promptly repay such funds to such Holder.

        Nothing in this Section shall affect the right of a Holder in whose name any Security is registered at the close of business on a record date to receive the interest payable on such Security on the related interest payment date in accordance with the terms of this Indenture and the Securities. If a Holder converts more than one Security at the same time, the number of shares of Common Stock issuable upon the conversion shall be based on the aggregate principal amount of Securities converted.

        Upon surrender of a Security that is converted in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder, a new Security equal in principal amount to the unconverted portion of the Security surrendered.

Section 4.3 Fractional Shares

        McDATA will not issue fractional shares of Common Stock upon conversion of Securities. In lieu thereof, the Company will pay an amount in cash based upon the current market price (determined as set forth in Section 4.6(f)) of the Common Stock on the Trading Day immediately prior to the Conversion Date.

Section 4.4 Taxes on Conversion

        If a Holder converts a Security, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon such conversion. However, the Holder shall pay any such tax which is due because the Holder requests the shares to be issued in a name other than the Holder's name. The Conversion Agent may refuse to deliver the certificate representing the Common Stock being issued in a name other than the Holder's name until the Conversion Agent receives a sum sufficient to pay any tax which will be due because the shares are to be issued in a name other than the Holder's name. Nothing herein shall preclude any tax withholding required by law or regulation.

Section 4.5 McDATA to Provide Stock

        McDATA shall, prior to issuance of any Securities hereunder, and from time to time as may be necessary, reserve, out of its authorized but unissued Common Stock, a sufficient number of shares of Common Stock to permit the conversion of all outstanding Securities into shares of Common Stock.

        All shares of Common Stock delivered upon conversion of the Securities shall be newly issued shares, shall be duly authorized, validly issued, fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim.

        McDATA will endeavor promptly to comply with all federal and state securities laws regulating the offer and delivery of shares of Common Stock upon conversion of Securities, if any, and will list or cause to have quoted such shares of Common Stock on each national securities exchange or on the Nasdaq National Market ("NNM") or other over-the-counter market or such other market on which the Common Stock is then listed or quoted; provided, however, that if rules of such automated quotation system or exchange permit the Company to defer the listing of such Common Stock until the first conversion of the Securities into Common Stock in accordance with the provisions of this Indenture, McDATA covenants to list such Common Stock issuable upon conversion of the Securities in accordance with the requirements of such automated quotation system or exchange at such time.

Section 4.6 Adjustment of Conversion Price

        The conversion price as stated in paragraph 8 of the Securities (the "Conversion Price") shall be adjusted from time to time by the Company as follows:

        (a)   In case McDATA shall (i) pay a dividend on its Common Stock in shares of Common Stock, (ii) make a distribution on its Common Stock in shares of Common Stock, (iii) subdivide its outstanding Common Stock into a greater number of shares, or (iv) combine its outstanding Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior thereto shall be adjusted so that the Holder of any Security thereafter surrendered for conversion shall be entitled to receive that number of shares of Common Stock which it would have owned had such Security been converted immediately prior to the happening of such event. An adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of subdivision or combination.

        (b)   In case McDATA shall issue rights or warrants to all or substantially all holders of its Common Stock entitling them (for a period commencing no earlier than the record date described below and expiring not more than 60 days after such record date) to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price per share (or having a conversion price per share) less than the current market price per share of Common Stock (as determined in accordance with subsection (f) of this Section 4.6) on the record date for the determination of shareholders entitled to receive such rights or warrants, the Conversion Price in effect immediately prior thereto shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered, which shall be determined by multiplying the number of shares of Common Stock issuable upon conversion of such convertible securities by the conversion price per share of Common Stock pursuant to the terms of such convertible securities) would purchase at the current market price per share (as determined in accordance with subsection (f) of this Section 4.6) of Common Stock on such record date, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately after such record date. If at the end of the period during which such rights or warrants are exercisable not all rights or warrants shall have been exercised, the adjusted Conversion Price shall be immediately readjusted to what it would have been based upon the number of additional shares of Common Stock actually issued (or the number of shares of Common Stock issuable upon conversion of convertible securities actually issued).

        (c)   In case McDATA shall distribute to all or substantially all holders of its Common Stock any shares of Capital Stock of McDATA (other than Common Stock), evidences of indebtedness or other non-cash assets (including securities of any person other than McDATA but excluding (i) dividends or distributions paid exclusively in cash or (ii) dividends or distributions referred to in subsection (a) of this Section 4.6), or shall distribute to all or substantially all holders of its Common Stock rights or warrants to subscribe for or purchase any of its securities (excluding those rights and warrants referred to in subsection (b) of this Section 4.6), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the current Conversion Price by a fraction of which the numerator shall be the current market price per share (as determined in accordance with subsection (f) of this Section 4.6) of the Common Stock on the record date described below less the fair market value on such record date (as determined by the Board of Directors of McDATA, whose determination shall be conclusive evidence of such fair market value and which shall be evidenced by an Officers' Certificate of McDATA delivered to the Trustee) of the portion of the Capital Stock, evidences of indebtedness or other non-cash assets so distributed or of such rights or warrants applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on the record date), and of which the denominator shall be the current market price per share (as determined in accordance with subsection (f) of this Section 4.6) of the Common Stock on such record date. Such adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

        (d)   In case McDATA shall, by dividend or otherwise, at any time distribute (a "Triggering Distribution") to all or substantially all holders of its Common Stock cash in an aggregate amount that, together with the aggregate amount of (i) any cash and the fair market value (as determined by the Board of Directors of McDATA, whose determination shall be conclusive evidence thereof and which shall be evidenced by an Officers' Certificate of McDATA delivered to the Trustee) of any other consideration payable in respect of any tender offer by the Company or a Subsidiary of the Company for Common Stock consummated within the 12 months preceding the date of payment of the Triggering Distribution and in respect of which no Conversion Price adjustment pursuant to this Section 4.6 has been made and (ii) all other cash distributions to all or substantially all holders of its Common Stock made within the 12 months preceding the date of payment of the Triggering Distribution and in respect of which no Conversion Price adjustment pursuant to this Section 4.6 has been made, exceeds an amount equal to 10.0% of the product of the current market price per share of Common Stock (as determined in accordance with subsection (f) of this Section 4.6) on the Business Day (the "Determination Date") immediately preceding the day on which such Triggering Distribution is declared by McDATA multiplied by the number of shares of Common Stock outstanding on the Determination Date (excluding shares held in the treasury of McDATA), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price in effect immediately prior to the Determination Date by a fraction of which the numerator shall be the current market price per share of the Common Stock (as determined in accordance with subsection (f) of this Section 4.6) on the Determination Date less the sum of the aggregate amount of cash and the aggregate fair market value (determined as aforesaid in this Section 4.6(d)) of any such other consideration so distributed, paid or payable within such 12 months (including, without limitation, the Triggering Distribution) applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on the Determination Date) and the denominator shall be such current market price per share of the Common Stock (as determined in accordance with subsection (f) of this Section 4.6) on the Determination Date, such reduction to become effective immediately prior to the opening of business on the day next following the date on which the Triggering Distribution is paid.

        (e)   In case any tender offer made by McDATA or any of its Subsidiaries for Common Stock shall expire and such tender offer (as amended upon the expiration thereof) shall involve the payment of aggregate consideration in an amount (determined as the sum of the aggregate amount of cash consideration and the aggregate fair market value (as determined by the Board of Directors of McDATA, whose determination shall be conclusive evidence thereof and which shall be evidenced by an Officers' Certificate of McDATA delivered to the Trustee thereof) of any other consideration) that, together with the aggregate amount of (i) any cash and the fair market value (as determined by the Board of Directors of McDATA, whose determination shall be conclusive evidence thereof and which shall be evidenced by an Officers' Certificate of McDATA delivered to the Trustee) of any other consideration payable in respect of any other tender offers by McDATA or any Subsidiary of McDATA for Common Stock consummated within the 12 months preceding the Expiration Date (as defined below) and in respect of which no Conversion Price adjustment pursuant to this Section 4.6 has been made and (ii) all cash distributions to all or substantially all holders of its Common Stock made within the 12 months preceding the Expiration Date and in respect of which no Conversion Price adjustment pursuant to this Section 4.6 has been made, exceeds an amount equal to 10.0% of the product of the current market price per share of Common Stock (as determined in accordance with subsection (f) of this Section 4.6) as of the last date (the "Expiration Date") tenders could have been made pursuant to such tender offer (as it may be amended) (the last time at which such tenders could have been made on the Expiration Date is hereinafter sometimes called the "Expiration Time") multiplied by the number of shares of Common Stock outstanding (including tendered shares but excluding any shares held in the treasury of McDATA) at the Expiration Time, then, immediately prior to the opening of business on the day after the Expiration Date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to close of business on the Expiration Date by a fraction of which the numerator shall be the product of the number of shares of Common Stock outstanding (including tendered shares but excluding any shares held in the treasury of McDATA) at the Expiration Time multiplied by the current market price per share of the Common Stock (as determined in accordance with subsection (f) of this Section 4.6) on the Trading Day next succeeding the Expiration Date and the denominator shall be the sum of (x) the aggregate consideration (determined as aforesaid) payable to shareholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares and excluding any shares held in the treasury of McDATA) at the Expiration Time and the current market price per share of Common Stock (as determined in accordance with subsection (f) of this Section 4.6) on the Trading Day next succeeding the Expiration Date, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Date. In the event that McDATA is obligated to purchase shares pursuant to any such tender offer, but McDATA is permanently prevented by applicable law from effecting any or all such purchases or any or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would have been in effect based upon the number of shares actually purchased. If the application of this Section 4.6(e) to any tender offer would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer under this Section 4.6(e). For purposes of this Section 4.6(e), the term "tender offer" shall mean and include both tender offers and exchange offers, all references to "purchases" of shares in tender offers (and all similar references) shall mean and include both the purchase of shares in tender offers and the acquisition of shares pursuant to exchange offers, and all references to "tendered shares" (and all similar references) shall mean and include shares tendered in both tender offers and exchange offers.

        (f)    For the purpose of any computation under subsections (b), (c), (d) and (e) of this Section 4.6, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the 30 consecutive Trading Days commencing 45 Trading Days before (i) the Determination Date or the Expiration Date, as the case may be, with respect to distributions or tender offers under subsections (c), (d) and (e) of this Section 4.6 or (ii) the record date with respect to distributions, issuances or other events requiring such computation under subsection (b), (c), (d) or (e) of this Section 4.6. The closing price for each day shall be the last reported sales price or, in case no such reported sale takes place on such date, the average of the reported closing bid and asked prices in either case on the NNM or, if the Common Stock is not listed or admitted to trading on the NNM, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on the NNM or any national securities exchange, the last reported sales price of the Common Stock as quoted on NASDAQ or, in case no reported sales takes place, the average of the closing bid and asked prices as quoted on NASDAQ or any comparable system or, if the Common Stock is not quoted on NASDAQ or any comparable system, the closing sales price or, in case no reported sale takes place, the average of the closing bid and asked prices, as furnished by any two members of the National Association of Securities Dealers, Inc. selected from time to time by McDATA for that purpose. If no such prices are available, the current market price per share shall be the fair value of a share of Common Stock as determined by the Board of Directors of McDATA (which shall be evidenced by an Officers' Certificate of McDATA delivered to the Trustee).

        (g)   In any case in which this Section 4.6 shall require that an adjustment be made following a record date or a Determination Date or Expiration Date, as the case may be, established for purposes of this Section 4.6, McDATA may elect to defer (but only until five Business Days following the filing by the Company with the Trustee of the certificate described in Section 4.9) issuing to the Holder of any Security converted after such record date or Determination Date or Expiration Date the shares of Common Stock and other Capital Stock of McDATA issuable upon such conversion over and above the shares of Common Stock and other Capital Stock of McDATA issuable upon such conversion only on the basis of the Conversion Price prior to adjustment; and, in lieu of the shares the issuance of which is so deferred, McDATA shall issue or cause its transfer agents to issue due bills or other appropriate evidence prepared by McDATA of the right to receive such shares. If any distribution in respect of which an adjustment to the Conversion Price is required to be made as of the record date or Determination Date or Expiration Date therefor is not thereafter made or paid by McDATA for any reason, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect if such record date had not been fixed or such effective date or Determination Date or Expiration Date had not occurred.

Section 4.7 No Adjustment

        No adjustment in the Conversion Price shall be required unless the adjustment would require an increase or decrease of at least 1% in the Conversion Price as last adjusted; provided, however, that any adjustments which by reason of this Section 4.7 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article IV shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

        No adjustment need be made for issuances of Common Stock pursuant to a McDATA plan for reinvestment of dividends or interest or for a change in the par value or a change to no par value of the Common Stock.

        To the extent that the Securities become convertible into the right to receive cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

Section 4.8 Adjustment for Tax Purposes

        The Company shall be entitled to make such reductions in the Conversion Price, in addition to those required by Section 4.6, as it in its discretion shall determine to be advisable in order that any stock dividends, subdivisions of shares, distributions of rights to purchase stock or securities or distributions of securities convertible into or exchangeable for stock hereafter made by McDATA to its shareholders shall not be taxable.

Section 4.9 Notice of Adjustment

        Whenever the Conversion Price or conversion privilege is adjusted, the Company shall promptly mail to Securityholders a notice of the adjustment and file with the Trustee an Officers' Certificate briefly stating the facts requiring the adjustment and the manner of computing it. Unless and until the Trustee shall receive an Officers' Certificate setting forth an adjustment of the Conversion Price, the Trustee may assume without inquiry that the Conversion Price has not been adjusted and that the last Conversion Price of which it has knowledge remains in effect.

Section 4.10 Notice of Certain Transactions

        In the event that:

          (1)   McDATA takes any action which would require an adjustment in the Conversion Price;

          (2)   McDATA consolidates or merges with, or transfers all or substantially all of its property and assets to, another corporation and shareholders of McDATA must approve the transaction; or

          (3)   there is a dissolution or liquidation of the Company or McDATA,

the Company shall mail to Holders and file with the Trustee a notice stating the proposed record or effective date, as the case may be. The Company shall mail the notice at least ten days before such date. Failure to mail such notice or any defect therein shall not affect the validity of any transaction referred to in clause (1), (2) or (3) of this Section 4.10.

Section 4.11 Effect of Reclassification, Consolidation, Merger or Sale on Conversion Privilege

        If any of the following shall occur, namely: (a) any reclassification or change of shares of Common Stock issuable upon conversion of the Securities (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination, or any other change for which an adjustment is provided in Section 4.6); (b) any consolidation or merger or combination to which McDATA is a party other than a merger in which McDATA is the continuing corporation and which does not result in any reclassification of, or change (other than in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of Common Stock; or (c) any sale or conveyance as an entirety or substantially as an entirety of the property and assets of McDATA (determined on a consolidated basis), directly or indirectly, to any person, then McDATA, or such successor, purchasing or transferee corporation, as the case may be, shall, as a condition precedent to such reclassification, change, combination, consolidation, merger, sale or conveyance, execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding shall have the right to convert such Security into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, combination, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock deliverable upon conversion of such Security immediately prior to such reclassification, change, combination, consolidation, merger, sale or conveyance. Such supplemental indenture shall provide for adjustments of the Conversion Price which shall be as nearly equivalent as may be practicable to the adjustments of the Conversion Price provided for in this Article IV. If, in the case of any such consolidation, merger, combination, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of Common Stock include shares of stock or other securities and property of a person other than the successor, purchasing or transferee corporation, as the case may be, in such consolidation, merger, combination, sale or conveyance, then such supplemental indenture shall also be executed by such other person and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors of McDATA shall reasonably consider necessary by reason of the foregoing. The provisions of this Section 4.11 shall similarly apply to successive reclassifications, changes, combinations, consolidations, mergers, sales or conveyances.

        In the event McDATA shall execute a supplemental indenture pursuant to this Section 4.11, the Company shall promptly file with the Trustee (x) an Officers' Certificate briefly stating the reasons therefor, the kind or amount of shares of stock or other securities or property (including cash) receivable by Holders of the Securities upon the conversion of their Securities after any such reclassification, change, combination, consolidation, merger, sale or conveyance, any adjustment to be made with respect thereto and that all conditions precedent have been complied with and (y) an Opinion of Counsel that all conditions precedent have been complied with, and shall promptly mail notice thereof to all Holders.

Section 4.12 Trustee's Disclaimer

        The Trustee shall have no duty to determine when an adjustment under this Article IV should be made, how it should be made or what such adjustment should be, but may accept as conclusive evidence of that fact or the correctness of any such adjustment, and shall be protected in relying upon, an Officers' Certificate including the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 4.9. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities, and the Trustee shall not be responsible for the Company's failure to comply with any provisions of this Article IV.

        The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture executed pursuant to Section 4.11, but may accept as conclusive evidence of the correctness thereof, and shall be fully protected in relying upon, the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 4.11.

Section 4.13 Voluntary Reduction

        The Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days and if the reduction is irrevocable during the period if the Board of Directors determines that such reduction would be in the best interest of the Company and the Company provides 15 days prior notice of any such reduction in the Conversion Price; provided, however, that in no event may the Company reduce the Conversion Price to be less than the par value of a share of Common Stock.

ANNEX B

[FORM OF FACE OF SECURITY]

        [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.](1)

(1)
This paragraph should be included only if the Security is a Global Security.

        [THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY AND THE COMMON STOCK ISSUABLE UPON CONVERSION THEREOF MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.](2)

(2)
These paragraphs to be included only if the Security is a Transfer Restricted Security.

        THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY AND THE COMMON STOCK ISSUABLE UPON CONVERSION THEREOF MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (II) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF AVAILABLE), OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (II) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.](2)

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        [THE HOLDER OF THIS SECURITY IS ENTITLED TO THE BENEFITS OF A REGISTRATION RIGHTS AGREEMENT (AS SUCH TERM IS DEFINED IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF) AND, BY ITS ACCEPTANCE HEREOF, AGREES TO BE BOUND BY AND TO COMPLY WITH THE PROVISIONS OF SUCH REGISTRATION RIGHTS AGREEMENT.]

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COMPUTER NETWORK TECHNOLOGY CORPORATION

CUSIP:	R-

3.00% CONVERTIBLE SUBORDINATED NOTES DUE 2007

        Computer Network Technology Corporation, a Minnesota corporation (the "Company", which term shall include any successor corporation under the Indenture referred to on the reverse hereof), promises to pay to                        , or registered assigns, the principal sum of                        Dollars ($                        ) on February 15, 2007 [or such greater or lesser amount as is indicated on the Schedule of Exchanges of Securities on the other side of this Security].(3)

(3)
This phrase should be included only if the Security is a Global Security.

        Interest Payment Dates: February 15 and August 15

        Record Dates: February 1 and August 1

        This Security is convertible as specified on the other side of this Security. Additional provisions of this Security are set forth on the other side of this Security.

        IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

COMPUTER NETWORK TECHNOLOGY CORPORATION
		By:	Name: Title:
Attest:
By:	Name: Title:
Dated:

        Trustee's Certificate of Authentication: This is one of the Securities referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee
By:
Authorized Signatory

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[FORM OF REVERSE SIDE OF SECURITY]

COMPUTER NETWORK TECHNOLOGY CORPORATION
3.00% CONVERTIBLE SUBORDINATED NOTES DUE 2007

        1.     Interest

        Computer Network Technology Corporation, a Minnesota corporation (the "Company", which term shall include any successor corporation under the Indenture hereinafter referred to), promises to pay interest on the principal amount of this Security at the rate of 3.00% per annum. The Company shall pay interest semiannually on February 15 and August 15 of each year, commencing August 15, 2002. Interest on the Securities shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from February 20, 2002; provided, however, that if there is not an existing default in the payment of interest and if this Security is authenticated between a Record Date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such Interest Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Any reference herein to interest accrued or payable as of any date shall include any Liquidated Damages accrued or payable on such date as provided in the Registration Rights Agreement.

        2.     Method of Payment

        The Company shall pay interest on this Security (except defaulted interest) to the person who is the Holder of this Security at the close of business on February 1 or August 1, as the case may be, next preceding the related Interest Payment Date. The Holder must surrender this Security to a Paying Agent to collect payment of principal. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company may, however, pay principal and interest in respect of any Certificated Security by check or wire payable in such money; provided, however, that a Holder with an aggregate principal amount in excess of $2,000,000 will be paid by wire transfer in immediately available funds at the election of such Holder. The Company may mail an interest check to the Holder's registered address. Notwithstanding the foregoing, so long as this Security is registered in the name of a Depositary or its nominee, all payments hereon shall be made by wire transfer of immediately available funds to the account of the Depositary or its nominee.

        3.     Paying Agent, Registrar and Conversion Agent

        Initially, U.S. Bank National Association (the "Trustee," which term shall include any successor trustee under the Indenture hereinafter referred to) will act as Paying Agent, Registrar and Conversion Agent. The Company may change any Paying Agent, Registrar or Conversion Agent without notice to the Holder. The Company or any of its Subsidiaries may, subject to certain limitations set forth in the Indenture, act as Paying Agent or Registrar.

        4.     Indenture, Limitations

        This Security is one of a duly authorized issue of Securities of the Company designated as its 3.00% Convertible Subordinated Notes due 2007 (the "Securities"), issued under an Indenture dated as of February 20, 2002 (together with any supplemental indentures thereto, the "Indenture"), between the Company and the Trustee. The terms of this Security include those stated in the Indenture and those required by or made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended, as in effect on the date of the Indenture. This Security is subject to all such terms, and the Holder of this Security is referred to the Indenture and said Act for a statement of them.

        The Securities are subordinated unsecured obligations of the Company limited to $150,000,000 aggregate principal amount, subject to Section 2.2 of the Indenture. The Indenture does not limit other debt of the Company, secured or unsecured, including Senior Indebtedness.

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        5.     Provisional Redemption

        The Securities may be redeemed on at least 20 days and no more than 60 days notice, in whole or in part, at the election of the Company, at a redemption price equal to 100% of the principal amount thereof plus the "Make-Whole Payment" described below (the "Redemption Price") if (a) the Closing Price of the Common Stock has exceeded 175% of the Conversion Price for at least 20 Trading Days within a period of any 30 consecutive Trading Days ending on the Trading Day prior to the date of mailing of the notice of provisional redemption (the "Notice Date"), and (b) a shelf registration statement covering resales of the Securities and the Common Stock issuable upon conversion thereof is effective and available for use and is expected to remain effective and available for use until the Redemption Date unless registration is no longer required. Upon any such redemption, the Company shall pay an amount in cash (the "Make-Whole Payment") with respect to the Securities called for redemption to holders on the Notice Date in an amount equal to the aggregate amount of interest that would have been payable on such Securities from the last day through which interest was paid on the Securities (or February 20, 2002, if no interest has been paid) to the Maturity Date. If the Redemption Date is an Interest Payment Date, interest will be payable to the Holders in whose names the Securities are registered at the close of business on the relevant record dates.

        6.     Notice of Redemption

        Notice of redemption will be mailed by first-class mail at least 20 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at its registered address. Securities in denominations larger than $1,000 may be redeemed in part, but only in whole multiples of $1,000. On and after the Redemption Date, subject to the deposit with the Paying Agent of funds sufficient to pay the Redemption Price plus accrued interest, if any, accrued to, but excluding, the Redemption Date, interest shall cease to accrue on Securities or portions of them called for redemption.

        7.     Purchase of Securities at Option of Holder Upon a Change in Control

        Subject to the terms and conditions of the Indenture and at the option of the Holder, following the occurrence of a Change in Control, the Company shall become obligated to purchase all of such Holder's Securities, or any portion of the principal amount thereof that is equal to any integral multiple of $1,000, on the date that is the 30th Business Day after the occurrence of a Change in Control at a repurchase price equal to 100% of the principal amount of the Securities to be repurchased, plus accrued and unpaid interest to, but excluding, the Change in Control Repurchase Date. The Holder shall have the right to withdraw any Change in Control Purchase Notice (in whole or in a portion thereof that is $1,000 or an integral multiple of $1,000 in excess thereof) at any time prior to the close of business on the Business Day next preceding the Change in Control Purchase Date by delivering a written notice of withdrawal to the Paying Agent in accordance with the terms of the Indenture.

        8.     Conversion

        Subject to compliance with the provisions of the Indenture, a Holder of a Security may convert the principal amount of such Security (or any portion thereof equal to $1,000 or any integral multiple of $1,000 in excess thereof) into shares of Common Stock at the Conversion Price in effect at the time of conversion under certain circumstances described in the Indenture; provided, however, that if the Security is called for redemption pursuant to Article III of the Indenture or upon a Change in Control, the conversion right will terminate at the close of business on the Business Day immediately preceding the redemption date or the Change in Control Repurchase Date, as the case may be, for such Security or such earlier date as the Holder presents such Security for redemption or purchase (unless the Company shall default in making the redemption payment or Change in Control Repurchase Price, as the case may be, when due, in which case the conversion right shall terminate at the close of business on the date such default is cured and such Security is redeemed or purchased).

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        A Security in respect of which a Holder has delivered a Change in Control Repurchase Notice exercising the option of such Holder to require the Company to repurchase such Security may be converted only if such notice of exercise is withdrawn in accordance with the terms of the Indenture.

        The Conversion Price is $14.75 per share, subject to adjustment under certain circumstances. The number of shares of Common Stock issuable upon conversion of a Security is determined by dividing the principal amount of the Security or portion thereof converted by the Conversion Price in effect on the Conversion Date. No fractional shares will be issued upon conversion; in lieu thereof, an amount will be paid in cash based upon the closing price (as defined in the Indenture) of the Common Stock on the Trading Day immediately prior to the Conversion Date.

        To convert a Security, a Holder must (a) complete and manually sign the conversion notice set forth below and deliver such notice to a Conversion Agent, (b) surrender the Security to a Conversion Agent, (c) furnish appropriate endorsements and transfer documents if required by a Registrar or a Conversion Agent, and (d) pay any transfer or similar tax, if required. Securities so surrendered for conversion (in whole or in part) during the period from the close of business on any Record Date to the opening of business on the next succeeding Interest Payment Date (excluding Securities or portions thereof called for redemption or upon a Change in Control on a Redemption Date or Change in Control Repurchase Date, as the case may be, during the period beginning at the close of business on a Record Date and ending at the opening of business on the first Business Day after the next succeeding Interest Payment Date, or if such Interest Payment Date is not a Business Day, the second such Business Day) shall also be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Security then being converted, and such interest shall be payable to such registered Holder notwithstanding the conversion of such Security, subject to the provisions of this Indenture relating to the payment of defaulted interest by the Company. If the Company defaults in the payment of interest payable on such Interest Payment Date, the Company shall promptly repay such funds to such Holder. A Holder may convert a portion of a Security equal to $1,000 or any integral multiple thereof.

        A Security in respect of which a Holder had delivered a Change in Control Purchase Notice exercising the option of such Holder to require the Company to purchase such Security may be converted only if the Change in Control Purchase Notice is withdrawn in accordance with the terms of the Indenture.

        9.     Conversion Arrangement on Call for Redemption

        Any Securities called for redemption, unless surrendered for conversion before the close of business on the Business Day immediately preceding the Redemption Date, may be deemed to be purchased from the Holders of such Securities at an amount not less than the Redemption Price, together with accrued interest, if any, to, but not including, the Redemption Date, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Securities from the Holders, to convert them into Common Stock of the Company and to make payment for such Securities to the Paying Agent in trust for such Holders.

        The indebtedness evidenced by the Securities is, to the extent and in the manner provided in the Indenture, subordinate and junior in right of payment to the prior payment in full in cash of all Senior Indebtedness. Any Holder by accepting this Security agrees to and shall be bound by such subordination provisions and authorizes the Trustee to give them effect. In addition to all other rights of Senior Indebtedness described in the Indenture, the Senior Indebtedness shall continue to be Senior Indebtedness and entitled to the benefits of the subordinated provisions irrespective of any amendment, modification or waiver of any terms of any instrument relating to the Senior Indebtedness or any extension or renewal of the Senior Indebtedness.

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        10.   Subordination

        The indebtedness evidenced by the Securities is, to the extent and in the manner provided in the Indenture, subordinate and junior in right of payment to the prior payment in full in cash of all Senior Indebtedness. Any Holder by accepting this Security agrees to and shall be bound by such subordination provisions and authorizes the Trustee to give them effect. In addition to all other rights of Senior Indebtedness described in the Indenture, the Senior Indebtedness shall continue to be Senior Indebtedness and entitled to the benefits of the subordination provisions irrespective of any amendment, modification or waiver of any terms of any instrument relating to the Senior Indebtedness or any extension or renewal of the Senior Indebtedness.

        11.   Denominations, Transfer, Exchange

        The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. A Holder may register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes or other governmental charges that may be imposed in relation thereto by law or permitted by the Indenture.

        12.   Persons Deemed Owners

        The Holder of a Security may be treated as the owner of it for all purposes.

        13.   Unclaimed Money

        If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its written request. After that, Holders entitled to money must look to the Company for payment.

        14.   Amendment, Supplement and Waiver

        Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Securities then outstanding, and an existing default or Event of Default and its consequence or compliance with any provision of the Indenture or the Securities may be waived in a particular instance with the consent of the Holders of a majority in principal amount of the Securities then outstanding. Without the consent of or notice to any Holder, the Company and the Trustee may amend or supplement the Indenture or the Securities to, among other things, cure any ambiguity, defect or inconsistency or make any other change that does not adversely affect the rights of any Holder.

        15.   Successor Corporation

        When a successor corporation assumes all the obligations of its predecessor under the Securities and the Indenture in accordance with the terms and conditions of the Indenture, the predecessor corporation will (except in certain circumstances specified in the Indenture) be released from those obligations.

        16.   Defaults and Remedies

        Under the Indenture, an Event of Default includes: (i) default for 30 days in payment of any interest on any Securities; (ii) default in payment of any principal (including, without limitation, any premium, if any) on the Securities when due; (iii) failure by the Company for 60 days after notice to it to comply with any of its other agreements contained in the Indenture or the Securities; and (iv) certain events of bankruptcy, insolvency or reorganization of the Company or McDATA Corporation, a Delaware corporation ("McDATA"). If an Event of Default (other than as a result of certain events of bankruptcy, insolvency or reorganization of the Company) occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Securities then outstanding may

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declare all unpaid principal to the date of acceleration on the Securities then outstanding to be due and payable immediately, all as and to the extent provided in the Indenture. If an Event of Default occurs as a result of certain events of bankruptcy, insolvency or reorganization of the Company, unpaid principal of the Securities then outstanding shall become due and payable immediately without any declaration or other act on the part of the Trustee or any Holder, all as and to the extent provided in the Indenture. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company is required to file periodic reports with the Trustee as to the absence of default.

        17.   Trustee Dealings with the Company

        U.S. Bank National Association, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or an Affiliate of the Company, and may otherwise deal with the Company or an Affiliate of the Company, as if it were not the Trustee.

        18.   No Recourse Against Others

        A director, officer, employee or shareholder, as such, of the Company or McDATA shall not have any liability for any obligations of the Company or McDATA, as the case may be, under the Securities or the Indenture nor for any claim based on, in respect of or by reason of such obligations or their creation. The Holder of this Security by accepting this Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of this Security.

        19.   McDATA Guaranty

        This Security is entitled to the benefits of the McDATA Guaranty made for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations of McDATA thereunder.

        20.   Authentication

        This Security shall not be valid until the Trustee or an authenticating agent manually signs the certificate of authentication on the other side of this Security.

        21.   Abbreviations and Definitions

        Customary abbreviations may be used in the name of the Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and UGMA (= Uniform Gifts to Minors Act).

        All terms defined in the Indenture and used in this Security but not specifically defined herein are defined in the Indenture and are used herein as so defined.

        22.   Indenture to Control; Governing Law

        In the case of any conflict between the provisions of this Security and the Indenture, the provisions of the Indenture, as amended or supplemented from time to time, shall control. This Security shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of law.

        The Company will furnish to any Holder, upon written request and without charge, a copy of the Indenture. Requests may be made to: Computer Network Technology Corporation, 6000 Nathan Lane North, Plymouth, Minnesota 55442, Attention: Chief Financial Officer.

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ASSIGNMENT FORM

        To assign this Security, fill in the form below:

        I or we assign and transfer this Security to

(Insert assignee's soc. sec. or tax I.D. no.)

(Print or type assignee's name, address and zip code)

and irrevocably appoint                                                                                          agent to transfer this Security on the books of the Company. The agent may substitute another to act for him or her.

Your Signature:
Date:
(Sign exactly as your name appears on the other side of this Security)
*Signature guaranteed by:
By:
*
The signature must be guaranteed by an institution which is a member of one of the following recognized signature guaranty programs: (i) the Securities Transfer Agent Medallion Program (STAMP); (ii) the New York Stock Exchange Medallion Program (MSP); (iii) the Stock Exchange Medallion Program (SEMP); or (iv) such other guaranty program acceptable to the Trustee.

CONVERSION NOTICE

        To convert this Security into Common Stock, check the box: ☐

        To convert only part of this Security, state the principal amount to be converted (must be $1,000 or a multiple of $1,000): $                        .

        If you want the stock certificate made out in another person's name, fill in the form below:

(Insert assignee's soc. sec. or tax I.D. no.)

(Print or type assignee's name, address and zip code)

Your Signature:
Date:
(Sign exactly as your name appears on the other side of this Security)
*Signature guaranteed by:
By:
*
The signature must be guaranteed by an institution which is a member of one of the following recognized signature guaranty programs: (i) the Securities Transfer Agent Medallion Program (STAMP); (ii) the New York Stock Exchange Medallion Program (MSP); (iii) the Stock Exchange Medallion Program (SEMP); or (iv) such other guaranty program acceptable to the Trustee.

OPTION TO ELECT REPURCHASE UPON A CHANGE IN CONTROL OR ON
SPECIFIC DATES

To:
Computer Network Technology Corporation

        The undersigned registered owner of this Security hereby irrevocably acknowledges receipt of a notice from Computer Network Technology Corporation (the "Company") as to the occurrence of a Change in Control with respect to the Company and requests and instructs the Company to redeem the entire principal amount of this Security, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Security at the Change in Control Purchase Price, together with accrued interest to, but excluding, such date, to the registered Holder hereof.

Date:

Signature(s)
Signature(s) must be guaranteed by a qualified guarantor institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.
Signature Guaranty
Principal amount to be redeemed (in an integral multiple of $1,000, if less than all):

        Notice:    The signature to the foregoing Election must correspond to the Name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

SCHEDULE OF EXCHANGES OF NOTES(4)

        The following exchanges, redemptions, repurchases or conversions of a part of this global Security have been made:

Principal Amount of this Global Security Following Such Decrease Date of Exchange (or Increase)	Authorized Signatory of Securities Custodian	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security

(4)
This schedule should be included only if the Security is a Global Security.

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION
OF TRANSFER OF TRANSFER RESTRICTED SECURITIES(5)

Re:
3.00% Convertible Subordinated Notes due 2007 (the "Securities") of Computer Network Technology Corporation

        This certificate relates to $            principal amount of Securities owned in (check applicable box)

        ☐ book-entry or ☐ definitive form by                        (the "Transferor").

        The Transferor has requested a Registrar or the Trustee to exchange or register the transfer of such Securities.

        In connection with such request and in respect of each such Security, the Transferor does hereby certify that the Transferor is familiar with transfer restrictions relating to the Securities as provided in Section 2.6 of the Indenture dated as of February 20, 2002 between Computer Network Technology Corporation and U.S. Bank National Association (the "Indenture"), and the transfer of such Security is being made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") (check applicable box) or the transfer or exchange, as the case may be, of such Security does not require registration under the Securities Act because (check applicable box):

        ☐     Such Security is being transferred pursuant to an effective registration statement under the Securities Act.

        ☐     Such Security is being acquired for the Transferor's own account, without transfer.

        ☐     Such Security is being transferred to the Company or a Subsidiary (as defined in the Indenture) of the Company.

        ☐     Such Security is being transferred to a person the Transferor reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A or any successor provision thereto ("Rule 144A") under the Securities Act) that is purchasing for its own account or for the account of a "qualified institutional buyer", in each case to whom notice has been given that the transfer is being made in reliance on such Rule 144A, and in each case in reliance on Rule 144A.

        ☐     Such Security is being transferred pursuant to and in compliance with an exemption from the registration requirements under the Securities Act in accordance with Rule 144 (or any successor thereto) ("Rule 144") under the Securities Act.

(5)
This certificate should only be included if this Security is a Transfer Restricted Security.

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        The Transferor acknowledges and agrees that, if the transferee will hold any such Securities in the form of beneficial interests in a global Security which is a "restricted security" within the meaning of Rule 144 under the Securities Act, then such transfer can only be made pursuant to Rule 144A under the Securities Act and such transferee must be a "qualified institutional buyer" (as defined in Rule 144A).

Date:
(Insert Name of Transferor)

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GUARANTY

        The undersigned ("McDATA") hereby unconditionally guaranties to the extent set forth in the Indenture, dated February 20, 2002, as amended by the First Supplemental Indenture dated as of June 1, 2005, by and among Computer Network Technology Corporation, as issuer, McDATA and U.S. Bank National Association, a national banking association, as Trustee (as amended, restated or supplemented from time to time, the "Indenture"), and subject to the provisions of the Indenture, as supplemented, (a) the due and punctual payment of the principal of, and premium, if any, and interest on the Securities, when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on overdue principal of, premium, if any, and, to the extent permitted by law, interest, all in accordance with the terms set forth in Article Three of the First Supplemental Indenture, and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

        The obligations of McDATA to the Holders pursuant to this Guaranty and the Indenture, as supplemented, are expressly set forth in Article Three of the First Supplemental Indenture and reference is hereby made to the Indenture, as supplemented, for the precise terms and limitations of this Guaranty.

        Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Indenture.

[Signature on Following Page]

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        IN WITNESS WHEREOF, McDATA has caused this Guaranty to be duly executed as of the date first above written.

Dated: June 1, 2005

McDATA:
MCDATA CORPORATION
By:	Name: Title:

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FIRST SUPPLEMENTAL INDENTURE
COMPUTER NETWORK TECHNOLOGY CORPORATION